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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 12, 2002
                Date of Report (Date of earliest event reported)


                        SIZELER PROPERTY INVESTORS, INC.
             (Exact Name of Registrant as Specified in its Charter)


              MARYLAND                      1-9349                           72-1082589
     (State of Incorporation)       (Commission File Number)      (IRS Employer Identification Number)


                             2542 WILLIAMS BOULEVARD
                             KENNER, LOUISIANA 70062
    (Address, including zip code, of Registrant's Principal Executive Office)


                                 (504) 471-6200
              (Registrant's telephone number, including area code)

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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit 99.1      Transmittal Letter
Exhibit 99.2      Certificate of Chief Executive Officer
Exhibit 99.3      Certificate of Chief Financial Officer

ITEM 9.  Regulation FD Disclosure

     Registrant filed as correspondence accompanying its Quarterly Report on Form 10-Q for its fiscal quarter ended September 30, 2002 filed with the Securities and Exchange Commission on November 12, 2002, the transmittal letter and certificates attached hereto as Exhibits 99.1, 99.2 and 99.3.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 12, 2002

                                              SIZELER PROPERTY INVESTORS, INC.
                                              --------------------------------
                                                      (Registrant)


                                              By:  /s/ Robert A. Whelan
                                                   -----------------------------
                                                       Robert A. Whelan
                                                       Chief Financial Officer

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                                  Exhibit Index

Exhibit No.       Description
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99.1              Transmittal Letter
99.2              Certificate of Chief Executive Officer
99.3              Certificate of Chief Financial Officer

                                  Page 3 of 3